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                                                                EXHIBIT 10A(vii)


                                 AMENDMENT TO
                        DEFERRED COMPENSATION AGREEMENT
                   BETWEEN BINDLEY WESTERN INDUSTRIES, INC.
                            AND WILLIAM E. BINDLEY
                   ----------------------------------------


          This Amendment to Deferred Compensation Agreement Between Bindley Western Industries, Inc. and William E. Bindley is entered into by Bindley Western Industries, Inc. ("Company"), and William E. Bindley ("Mr. Bindley").

                                  Background
                                  ----------

          1. In December of 1990, the Company and Mr. Bindley entered into a Deferred Compensation Agreement (the "Agreement") to provide for the payment to Mr. Bindley of deferred compensation to be payable by the Company following Mr. Bindley's termination of employment with the Company.

          2. The Agreement provides that it may be amended by mutual agreement of the Company and Mr. Bindley.

          3. Effective December 9, 1994, the Company has established two new deferred compensation plans in which Mr. Bindley is eligible to participate. In light of the benefits provided to Mr. Bindley under those plans, the Company and Mr. Bindley wish to terminate the Agreement and transfer all amounts that have been accumulated in the rabbi trust created pursuant to the Agreement to a rabbi trust created under the new plans.

          4. The Company and Mr. Bindley also wish to amend the Agreement, retroactive to its original effective date, to correct a drafting error.

                                   Amendment
                                   ---------
          The Company and Mr. Bindley hereby agree that the Agreement is amended as follows:
          1. Effective as of the effective date of the Agreement, Subsection 2(a) is amended to read as follows:

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               (a) For the calendar year beginning January 1, 1989, and for each succeeding calendar year beginning before Mr. Bindley's Termination of Employment, the Company shall make a contribution to Mr. Bindley's Trust Account in an amount equal to the difference between (1) the lesser of $30,000 and Mr. Bindley's Allocation Percentage multiplied by his Compensation and (2) the contributions and forfeitures allocated to Mr. Bindley's account in the Profit Sharing Plan for that year.

          2. Effective December 9, 1994, the Agreement shall terminate. As soon as practicable after the termination, all amounts in the Trust Account shall be transferred to a rabbi trust created pursuant to the Bindley Western Industries, Inc. Profit Sharing Excess Plan.

          IN WITNESS WHEREOF, the Company has caused this Amendment to Deferred Compensation Agreement Between Bindley Western Industries, Inc. and William E. Bindley to be signed by its duly authorized officers, and Mr. Bindley has signed the same.

                              BINDLEY WESTERN INDUSTRIES, INC.



Date: ______________________    By ________________________________
                                                Signature

                                     _____________________________
                                                 Office
ATTEST:


______________________________
          Signature

______________________________
          Office


                                  ___________________________________
                                           William E. Bindley

                                      49